BLACKROCK FUNDSSM

BlackRock Multi-Manager Alternative Strategies Fund

(the “Fund”)

Supplement dated April 29, 2015 to the Summary Prospectus, Prospectus and Statement of Additional Information of the Fund, dated December 29, 2014

Pursuant to action taken by the Board of Trustees of BlackRock FundsSM, Ionic Capital Management LLC (“Ionic”) has been approved as a sub-adviser to the Fund. BlackRock Advisors, LLC, the Fund’s investment manager, expects that, effective on or about May 27, 2015, a portion of the Fund’s assets will be allocated to Ionic. Ionic intends to employ a relative value strategy as its principal investment strategy.

Shareholders should retain this Supplement for future reference.

PRSAI-MMAS-0415SUP